Alpine Cyclical Advantage Property Fund (the “Fund”)

A SERIES OF ALPINE EQUITY TRUST

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Supplement Dated December 15, 2010 to the

Summary Prospectus dated February 27, 2010

Effective December 13, 2010, Boston Financial Data Services (“BFDS”) has replaced U.S. Bancorp Fund Services, LLC as the Fund’s transfer agent.

Accordingly, the following paragraph replaces the “Purchase and Sales of Fund Shares” section of the Summary Prospectus in its entirety:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail, by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary.   The minimum initial amount of investment in the Fund is $1,000.  There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.  We ask that you use the following contact information:

Standard Mail:	Overnight Mail:	Purchasing by Wire:

Alpine Funds	Alpine Funds	State Street Bank & Trust Company
C/O BFDS	C/O BFDS	ABA # 011000028
PO Box 8061	30 Dan Rd.	Account # 9905-837-2
Boston, MA 02266-8061	Canton, MA 02021-2809	FFC: Alpine Fund Name, Account #, Account Registration